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                            UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION

                       WASHINGTON, D.C.  20549


                               FORM 8-K

                            CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934



   Date of Report (Date of earliest event reported): March 17, 1997





                    NATIONSBANK OF DELAWARE, N.A.
        (Exact name of registrant as specified in its charter)
       (Originator of the NationsBank Credit Card Master Trust)



     United States            33-69572               51-0313900
     --------------          --------------        --------------
     (State or other          (Commission File    (I.R.S. employer
     Jurisdiction of          Number)             Identification No.)
     Incorporation

                 Blue Hen Corporate Center, Route 113
                        Dover, Delaware  19901
               (Address of principal executive offices)


  Registrant's telephone number including area code:  (302) 672-4321

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Item 5.   Other Events
          ------------
           The Registrant hereby incorporates by reference the information contained in Exhibit 99 hereto in response to this Item 5.

Item 7.   Financial Statements, Pro Forma Financial Statements and Exhibits
          ------------------------------------------------------------------
          (c)  Exhibits

               99A  Monthly Certificateholder's Statement --
                    NationsBank Credit Card Master Trust
                    $500,000,000 Class A 6.0% Asset Backed
                    Certificates, Series 1993-2

               99B  Monthly Certificateholder's Statement --
                    NationsBank Credit Card Master Trust
                    $31,915,000 Class B 6.25% Asset Backed
                    Certificates, Series 1993-2

               99C  Monthly Certificateholder's Statement --
                    NationsBank Credit Card Master Trust
                    $1,000,000,000 Class A 6.45% Asset Backed
                    Certificates, Series 1995-1

               99D  Monthly Certificateholder's Statement --
                    NationsBank Credit Card Master Trust
                    $51,137,000 Class B 6.625% Asset Backed
                    Certificates, Series 1995-1

               99E  Monthly Certificateholder's Statement --
                    NationsBank Credit Card Master Trust
                    $85,228,000 Collateral Indebtedness
                    Interest, Series 1995-1

               99F  Monthly Certificateholder's Statement --
                    NationsBank Credit Card Master Trust
                    $756,000,000 Class A 5.68516% Asset Backed
                    Certificates, Series 1996-1

               99G  Monthly Certificateholder's Statement --
                    NationsBank Credit Card Master Trust
                    $58,500,000 Class B 5.81516% Asset Backed
                    Certificates, Series 1996-1

               99H  Monthly Certificateholder's Statement --
                    NationsBank Credit Card Master Trust
                    $76,500,000 Collateral Indebtedness
                    Interest, Series 1996-1

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                              SIGNATURES
                              ----------

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                    NATIONSBANK OF DELAWARE, N.A.
                             (Registrant)


Dated:  March 24, 1997        By:  /s/ Leslie J. Fitzpatrick
                                   -------------------------
                              Name:     Leslie J.Fitzpatrick
                              Title:    Senior Vice President
                                      (Duly Authorized Officer)

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                                                                  Sequentially
Exhibit                                                             Numbered
Number                     Exhibit                                    Page
--------               ---------------------------               --------------

99A            Monthly Certificateholder's Statement --          Exhibit 99
               NationsBank Credit Card Master Trust                A & B
               $500,000,000 Class A 6.0% Asset Backed              5 - 10
               Certificates, Series 1993-2



99B            Monthly Certificateholder's Statement --          Exhibit 99
               NationsBank Credit Card Master Trust                A & B
               $31,915,000 Class B 6.25% Asset Backed              5 - 10
               Certificates, Series 1993-2

99C            Monthly Certificateholder's Statement --          Exhibit 99
               NationsBank Credit Card Master Trust              C, D, & E
               $1,000,000,000 Class A 6.45% Asset Backed         11 - 16
               Certificates, Series 1995-1

99D            Monthly Certificateholder's Statement --          Exhibit 99
               NationsBank Credit Card Master Trust              C, D, & E
               $51,137,000 Class B 6.625% Asset Backed           11 - 16
               Certificates, Series 1995-1

99E            Monthly Certificateholder's Statement --          Exhibit 99
               NationsBank Credit Card Master Trust              C, D, & E
               $85,228,000 Collateral Indebtedness               11 - 16
               Interest, Series 1995-1

99F            Monthly Certificateholder's Statement --          Exhibit 99
               NationsBank Credit Card Master Trust              F, G, & H
               $756,000,000 Class A 5.68516% Asset Backed        17 - 23
               Certificates, Series 1996-1

99G            Monthly Certificateholder's Statement --          Exhibit 99
               NationsBank Credit Card Master Trust         F, G, & H
               $58,500,000 Class B 5.81516% Asset Backed         17 - 23
               Certificates, Series 1996-1

99H            Monthly Certificateholder's Statement --          Exhibit 99
               NationsBank Credit Card Master Trust              F, G, & H
               $76,500,000 Collateral Indebtedness               17 - 23
               Interest, Series 1996-1